KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated July 10, 2014 to the currently effective Statutory Prospectus and

Summary Prospectus for the KraneShares Bosera MSCI China A Share ETF

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

At the recommendation of Krane Funds Advisors, LLC (“Krane”), the investment adviser to the KraneShares Bosera MSCI China A Share ETF (the “Fund”), the Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”) has approved an Expense Limitation Agreement between Krane and the Trust. Pursuant to the terms of the Expense Limitation Agreement, Krane has contractually agreed to reduce its management fee to the extent necessary to keep the Fund’s total annual operating expenses after fee waivers from exceeding 0.85% of the Fund’s average daily net assets. The Expense Limitation Agreement will continue in effect until July 31, 2015. Therefore, effective immediately, the following changes apply to the Prospectuses, as applicable:

•	In the Fund Summary section of each Prospectus, the tables included under the “Fees and Expenses of the Fund” and “Example” headings are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. This table and the example below do not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees[2]	0.00%
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver[4]	0.25%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%

1	The expense information in the table has been restated to reflect the addition of a contractual fee waiver for the Fund.

2	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

3	Other Expenses are based on estimated amounts for the current fiscal year.

4	Effective July 10, 2014, pursuant to the terms of an Expense Limitation Agreement, Krane has contractually agreed to reduce its management fee to the extent necessary to keep the Fund’s total annual operating expenses after fee waivers (except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with the execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any (collectively, “Excluded Expenses”)) from exceeding 0.85% of the Fund’s average daily net assets until July 31, 2015. The Fund’s expenses may be higher than 0.85% during the term of the Expense Limitation Agreement if the Fund incurs Excluded Expenses. The Expense Limitation Agreement may be terminated by the Board upon sixty (60) days’ written notice to Krane.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses each period) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$87	$325

•	In the Statutory Prospectus, under the headings “Management - Investment Manager,” the following is added as the third paragraph:

Effective July 10, 2014, Krane has contractually agreed to reduce its management fee to the extent necessary to keep the Fund’s total annual operating expenses after fee waivers (except interest expense, taxes, Acquired Fund Fees and Expenses, if any, brokerage commissions, derivative counterparty fees, and other expenses connected with the execution of portfolio transactions, expenses of the Independent Trustees (including any Trustees’ counsel fees), extraordinary expenses, distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any (collectively, “Excluded Expenses”) from exceeding 0.85% of the Fund’s average daily net assets until July 31, 2015. The Expense Limitation Agreement may be terminated by the Board upon sixty (60) days’ written notice to Krane or by Krane, effective at the end of the current term of the Expense Limitation Agreement, upon at least 60 days’ written notice prior to the end of such current term, and subject to the consent of the Board of Trustees. In addition, the Expense Limitation Agreement will terminate if the investment advisory agreement for the Fund is terminated with such termination effective upon the effective date of the investment advisory agreement’s termination.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRS-SK-003-0100